EXPLORATION AND EVALUATION ASSET HELD FOR SALE	12 Months Ended
Dec. 31, 2023
Disclosure Of Exploration And Evaluation Assets Held For Sale [Abstract]
EXPLORATION AND EVALUATION ASSET HELD FOR SALE [Text Block]

7. Exploration and Evaluation Asset Held for Sale

In December 2023, the Company entered into an agreement with a third party for the sale of Loncor's Makapela property within the Ngayu project for a cash price of $10,000,000. As a result, the Ngayu project was reclassified to Exploration and Evaluation Asset Held for Sale as at December 31, 2023.

The Company received $1,500,000 as an advance payment towards the sale during the year and the balance totaling $8,500,000, will be settled upon completion of various milestones as defined in the agreement. As a result of this transaction and the relinquishment of all the remaining Ngayu properties, an impairment loss of $8,166,464 was recorded in the consolidated statement of loss and comprehensive loss for the year ended December 31, 2023.